UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(RULE 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 Check the appropriate box:

[X] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d) (1))

[   ] Definitive Information Statement

HYBRID COATING TECHNOLOGIES INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: Not Applicable
(2)	Aggregate number of securities to which transaction applies: Not Applicable
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable

(4)	Proposed maximum aggregate value of transaction: Not Applicable
(5)	Total fee paid: Not Applicable

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing:

Amount Previously Paid: Not Applicable
Form, Schedule or Registration Statement No.: Not Applicable
Filing Party: Not Applicable
Date Filed: Not Applicable

HYBRID COATING TECHNOLOGIES INC.
950 John Daly Blvd., Suite 260,
Daly City, CA 94015
, 2014

Dear Stockholder:

     This Information Statement is furnished to holders of shares of common stock, par value $0.001 per share (the "Common Stock"), of Hybrid Coating Technologies Inc. (the "Company"). Our Board of Directors approved on October 20, 2014, and recommended the approval by our stockholders, of the following corporate actions (“Corporate Actions”):

1.	To approve the increase in authorized share capital from 75 million shares to 150 million shares of common stock (“Common stock”) (the “Authorized Share Capital Increase”);

2.

To approve the creation of Preferred Stock as a series of convertible preferred stock, par value $500, and to establish the number of shares of such series of convertible preferred stock and designate the terms, rights, preferences, privileges, qualifications, limitations and restrictions that will constitute such series of convertible preferred stock, as set forth below (the ”Series A Preferred Stock”); and

3.

To approve the creation of Preferred Stock as a series of super-voting preferred stock, par value $500 and to establish the number of shares of such series of super-voting preferred stock, and designate the terms, rights, preferences, privileges, qualifications, limitations and restrictions that will constitute such series of super-voting preferred stock , as set forth below (the “Series B Preferred Stock”).

Certain of our stockholders, holding a majority of our issued and outstanding shares of Common Stock on October 21, 2014 (the “Record Date”), approved the Corporate Actions by written consent in lieu of a special meeting of stockholders.

     As a matter of regulatory compliance, we are sending to you this Information Statement which describes the purpose and provisions of the contemplated Corporate Actions.

For the Board of Directors of
HYBRID COATING TECHNOLOGIES INC.

By:
Joseph Kristul
President and CEO

HYBRID COATING TECHNOLOGIES INC.
950 John Daly Blvd., Suite 260,
Daly City, CA 94015
, 2014

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS
REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

We are sending you this Information Statement to inform you of the adoption of the Corporate Actions amendment to the Company's Articles of Incorporation (the "Amendment"), on October 21, 2014, by a vote of a majority of the stockholders of the Company's issued and outstanding Common Stock. The purpose of this Information Statement is to provide notice that the Company’s majority stockholders, holding an aggregate of 19,780,640 shares, representing 50.37% of the issued and outstanding shares of common stock of the Company as of the Record Date, executed a written consent authorizing and approving the following corporate actions (the “Corporate Actions”):

1.	To approve the increase in authorized share capital from 75 million shares to 150 million shares of Common Stock (the “Authorized Share Capital Increase”).

2.	To create a Series A Preferred Stock bearing the following preferences:

(i)

The Series A Preferred Stock shall be so designated, par value $500, and the number of authorized share capital shall be 1 million (1,000,000) shares (which shall not be subject to increase without the consent of a majority of the holders of the Series A Preferred Stock);

(ii)	The Series A Preferred Stock shall bear no voting rights;

(iii)	The Series A Preferred Stock shall bear no liquidation and/or dividend rights;

(iv)

The Series A Preferred Stock shall bear conversion rights and each Share of Series A Preferred Stock shall be convertible into a number of shares of common stock as is equal to the par value of the Series A Preferred Stock divided by the average closing price per share of common stock of the last 5 trading days immediately prior to conversion;

(v)	The Series A Preferred Stock shall be redeemable by the holder at any time prior to conversion, at a price per share of preferred stock equal to its par value; and

(vi)	The Series A Preferred Stock shall be redeemable by the Company at any time prior to conversion, at a price per share of preferred stock equal to its par value.

3.	To create a Series B Preferred Shares bearing the following preferences:

(i)

The Series B Preferred Stock shall be so designated, par value $500 and the number of authorized share capital shall be one million (1,000,000) shares (which shall not be subject to increase without the consent of a majority of the holders of the Series B Preferred Stock);

(ii)

Holders of Series B Preferred Stock shall be entitled to cast 500 votes per share of Series B Preferred Stock, on all matters presented to be voted by the holders of the Company’s Common Stock, and shall vote along with the holders of the Company’s Common Stock on such matters;

(iii)	The Series B Preferred Stock shall bear no dividend and/or liquidation rights; and

(iv)	The Series B Preferred Stock shall bear no conversion rights and shall not be redeemable.

The written consent of the majority of stockholders of the Company is attached hereto as Exhibit A, the Certificate of Amendment to the Company’s Articles of Incorporation is attached hereto as Exhibit B.

The adoption of the foregoing Corporate Actions will become effective 20 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of these Corporate Actions and proxies are not being requested from stockholders.

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes. No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters' rights with respect to the receipt of the written consents, and no dissenters' rights under the Nevada Revised Statutes are afforded to the Company's stockholders as a result of the adoption of these Corporate Actions.

Expenses in connection with the distribution of this Information Statement, will be paid by the Company.

VOTE REQUIRED; MANNER OF APPROVAL

Approval to amend and restate the current Articles of Incorporation of the Company under the Nevada Revised Statutes ("NRS") requires the affirmative vote of the holders of a majority of the voting power of the Company. The Company currently has no class of voting stock outstanding other than the Common Stock.

Section 78.320 of the NRS provides, in substance, that, unless the Company's Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

In accordance with the NRS, the affirmative vote on the Corporate Actions of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the stockholders to approve the Corporate Actions.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), the Corporate Actions cannot take effect until 20 days after this Information Statement is sent to the Company's stockholders. As mentioned earlier, the Company expects to effect the Increase in Authorized Share Capital Increase, the creation of the Series A Preferred Stock and the creation of the Series B Preferred Stock by filing a Certificate of Amendment with the Nevada Secretary of State approximately twenty (20) days after the Mailing Date, which is anticipated to be on or about December _____, 2014.

OTHER INFORMATION REGARDING THE COMPANY

As of the record date, there were 39,271,829 shares of our Common Stock issued and outstanding. The Common Stock constitutes the sole class of our voting securities. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of the Record Date by: (i) each person (including any group) known by the Company to own more than five percent (5%) of any class of its voting securities, (ii) each of the Company’s directors and each of its named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Joseph Kristul Director CEO, President	2,840,465(1) Direct	7.233%
Common Stock	Darin Nellis Secretary	565,355 Direct	1.44%
Common Stock	Alex Trossman Director	62,000 Direct	0.158%
Common Stock	All Officers and Directors as a Group (3 persons)	3,467,820	8.83%
5% STOCKHOLDERS
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock
Common Stock	Nanotech Industries Inc.	8,113,116 Direct	20.659%

Notes

(1)	Represents 2,740,465 shares owned by Joseph Kristul and 100,000 shares owned by his wife, Maria Kristul.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The table below sets forth all compensation awarded to, paid to or earned by the Registrant’s President, Chief Executive Officer and Chief Financial Officer for the fiscal year of the Company indicated.

						Nonequity	Nonqualified
Name and						Incentive	Deferred	All
Principal				Stock	Option	Plan	Compensation	Other
Position	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)

Joseph Kristul Director, President, Chief Executive Officer and Chief Financial Officer	2013	0	0	0	$244,368	0	0	0	0

Compensation of Executive Officers

Mr. Kristul received $480,000 warrants for a fair value of $244,368 in 2013 included in stock based compensation.

Compensation of Directors

The Company has not compensated our directors for service on the board of directors.

Employment Agreements

The Company has not entered into any employment agreements with our executive officers or other employees to date.

Long-Term Incentive Plans

The Company currently has no long-term incentive plans.

Stock Option Plans

On June 15, 2011, the Company’s Board of Directors established the 2011 Stock Incentive Plan expiring on June 15, 2016.

Grants of Plan-Based Awards

No plan-based awards were granted to any of our named executive officers during the fiscal year ended December 31, 2013 or since December 31, 2013.

Outstanding Equity Awards at Fiscal Year End

No unexercised options or warrants were held by any of our named executive officers at December 31, 2013. No equity awards were made during the fiscal year ended December 31, 2013 or since December 31, 2013.

Option Exercises and Stock Vested

No options to purchase our capital stock were exercised by any of our named executive officers, nor was any restricted stock held by such executive officers vested during the fiscal year ended December 31, 2013.

Pension Benefits

No named executive officers received or held pension benefits during the fiscal year ended December 31, 2013 or since December 31, 2013.

Nonqualified Deferred Compensation

No nonqualified deferred compensation was offered or issued to any named executive officer during the fiscal year ended December 31, 2013 or since December 31, 2013.

PROPOSAL NUMBER ONE
APPROVAL OF INCREASE IN AUTHORIZED SHARE CAPITAL

Purpose

            The Authorized Share Capital Increase would give the Board of Directors flexibility, without further stockholder action, to issue shares of common stock on such terms and conditions as the Board of Directors deems to be in the best interests of the Company and its stockholders. Additionally, it is anticipated that such purpose without limitation, may include share issuances as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets in keeping with the Company’s business development, issuances for cash as a means of obtaining capital for use by the Company, or issuances as part or all of the consideration required to be paid by the Company for potential licenses and exclusivity thereof.

            It is anticipated that this increase in authorized share capital will allow the Company to focus on and further its business development without seeking further shareholder approval.

            At the present time, the Board has not made any specific plan, commitment, arrangement, understanding or agreement with respect to the shares of Common Stock that will be available for issuance after the Authorized Share Capital Increase.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Effective Time

All the Actions described above automatically will be effective, and may be implemented by the Company, 20 days after the date that this Information Statement is mailed to the stockholders of the Company.

PROPOSAL NUMBER TWO
APPROVAL OF CREATION OF PREFERRED STOCK AS SERIES A PREFERRED STOCK

The Board of Directors believes that the creation of the Series A Preferred Stock with the characteristics described below gives it flexibility to issue preferred stock as a means of reducing some of the debt appearing on the Company’s balance sheet, without the requirement of having to seek stockholder approval at that time.

The Board of Directors believes that reducing the Company debt will benefit the Company and its stockholders, by improving the Company’s financial profile, providing the Company potential opportunities to further its business growth and development, and possibly improving its prospects of obtaining financing in the future.

Characteristics of Series A Preferred Stock

The Series A Preferred Stock shall bear the following characteristics:

(i) The authorized share capital of the Series A Preferred Stock shall be 1,000,000 shares;
(ii) Any increase in such authorized share capital will require the consent of a majority of the holders of the Series A Preferred Stock;
(iii) The Series A Preferred Stock shall bear no voting rights;
(iv) The Series A Preferred Stock shall bear no dividend rights;
(v) The Series A Preferred Stock shall bear no liquidation rights;
(vi) The Series A Preferred Stock shall bear conversion rights and each Share of Series A Preferred Stock shall be convertible into a number of shares of common stock as is equal to the par value of the Series A Preferred Stock divided by the average closing price per share of common stock of the last 5 trading days immediately prior to conversion;
(vii)The Series A Preferred Stock shall be redeemable by the holder at any time prior to conversion, at a price per share equal to its par value.
(viii) The Series A Preferred Stock shall be redeemable by the Company at any time prior to conversion, at a price per share equal to its par value.
(ix) Authority is hereby expressly granted to and vested in the board of directors of the Company by resolution or resolutions adopted from time to time to authorize the issuance of the Series A Preferred Stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Effective Time

All the Actions described above automatically will be effective, and may be implemented by the Company, 20 days after the date that this Information Statement is mailed to the stockholders of the Company.

PROPOSAL NUMBER THREE
APPROVAL OF CREATION OF PREFERRED STOCK AS SERIES B PREFERRED STOCK

The Board believes that the creation of the Series B Preferred Stock with the characteristics described below gives it flexibility in connection with future transactional and corporate activity, as well as possibly having the benefit of an anti-takeover effect, should impeding a takeover effort be deemed in the best interest of the Company and its stockholders, without the requirement of having to seek stockholder approval at that time with the required disclosure and regulatory filings and the mandatory time periods before which certain actions could not otherwise be taken.

Our board of directors has no knowledge of any takeover efforts at this time and does not have any present intention to use the creation of the Series B Preferred Stock as a measure aimed at discouraging takeover efforts.

Characteristics of Series B Preferred Stock

The Series B Preferred Stock shall bear the following characteristics:

(i) The authorized share capital of the Series B Preferred Stock shall be 1,000,000 shares;
(ii) Any increase in such authorized share capital will require the consent of a majority of the holders of the Series B Preferred Stock;
(iii) Holders of Series B Preferred Stock shall be entitled to cast 500 votes per share of Series B Preferred Stock, on all matters presented to be voted by the holders of the Company’s Common Stock, and shall vote along with the holders of the Company’s Common Stock on such matters;
(iv) The Series B Preferred Stock shall bear no dividend rights;
(v) The Series B Preferred Stock shall bear no liquidation rights;
(vi) The Series B Preferred Stock shall bear no conversion rights;
(vii)The Series B Preferred Stock shall not be redeemable;
(viii)Authority is hereby expressly granted to and vested in the board of directors of the Company by resolution or resolutions adopted from time to time to authorize the issuance of the Series B Preferred Stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Effective Time

All the Actions described above automatically will be effective, and may be implemented by the Company, 20 days after the date that this Information Statement is mailed to the stockholders of the Company.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO THE MATTERS TO BE ACTED UPON

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the amendment to the Certificate of Incorporation referenced herein which is not shared by the majority of the stockholders.

OTHER MATTERS

If you and others who share your mailing address own Common Stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts. This practice, known as "householding" is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Information Statement has been sent to your address. Each stockholder will continue to receive a separate notice.

If you would like to receive an individual copy of this Information Statement, we will promptly send a copy to you upon request by mail to the Company at 950 John Daly Blvd., Suite 260, Daly City, CA 94015, or by calling (650) 491-3449. This document is also available in digital form for download or review by visiting the website of the Securities and Exchange Commission at www.sec.gov.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

BY ORDER OF THE BOARD OF DIRECTORS

HYBRID COATING TECHNOLOGIES INC.

By: _____________________________________
        Joseph Krisul
        President and CEO

EXHIBIT A

WRITTEN CONSENT OF THE STOCKHOLDERS

OF

HYBRID COATING TECHNOLOGIES INC.

a Nevada Corporation

IN LIEU OF A SPECIAL MEETING OF STOCKHOLDERS

     The undersigned, constituting the holders of more than fifty percent (50%) of the outstanding common stock, $0.001 par value per share (the “Common Stock”) (collectively, the "Stockholders") of Hybrid Coating Technologies Inc., a Nevada corporation (the "Corporation"), acting pursuant to the authority granted by Sections 78.320 and 78.390 of the Nevada Revised Statutes (the “Corporations Law”) and pursuant to the Corporation’s Articles of Incorporation, do hereby adopt the following resolutions by written consent as of October 21¸ 2014.

INCREASE IN AUTHORIZED CAPITAL STOCK , CREATION OF SERIES A PREFERRED
STOCK AND CREATION OF SERIES B PREFERRED STOCK

WHEREAS, the Board of Directors of the Corporation has considered and unanimously approved the Authorized Share Capital Increase;

WHEREAS, the Board of Directors of the Corporation has considered and unanimously approved the creation of the Series A Preferred Stock;

WHEREAS, the Board of Directors of the Corporation has considered and unanimously approved the creation of the Series B Preferred Stock;

NOW, THEREFORE, BE IT VOTED BY THE UNDERSIGNED, that the Authorized Share Capital Increase, the creation of the Series A Preferred Stock and the creation of the Series B Preferred Stock are hereby ratified, adopted and approved by the undersigned; and

BE IT FURTHER VOTED BY THE UNDERSIGNED, that the officers of the Corporation are hereby authorized and approved to take all actions deemed necessary or desirable by them, or each acting alone, to effect the Authorized Share Capital Increase, the creation of the Series A Preferred Stock and the creation of the Series B Preferred Stock.

AMENDMENT TO THE
ARTICLES OF INCORPORATION

WHEREAS, it is deemed by the Board of Directors to be in the best interests of the Corporation and its stockholders that the Articles of Incorporation be amended and that the amendment is necessary to effect the Authorized Share Capital Increase, the creation of the Series A Preferred Stock and the creation of the Series B Preferred Stock;

WHEREAS, the Board of Directors has considered and unanimously approved the proposed form of Certificate of Amendment to the Articles of Incorporation substantially in the form attached hereto as Exhibit B (the “Amendment”);

NOW, THEREFORE, BE IT VOTED BY THE UNDERSIGNED, that the form of the Amendment be and hereby is ratified, adopted and approved by the undersigned; and

BE IT FURTHER VOTED BY THE UNDERSIGNED, that the officers of the Corporation are hereby authorized and approved to take all actions deemed necessary or desirable by them, or each acting alone, to cause the Corporation to effect the Authorized Share Capital Increase, the creation of the Series A Preferred Stock and the creation of the Series B Preferred Stock and to duly file the Amendment in the State of Nevada, with any changes or modifications the officers of the Corporation may deem necessary or desirable.

[SIGNATURE PAGE FOLLOWS]

     This Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the votes set forth below shall have the same force and effect as if adopted at a meeting duly noticed and held.

     This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent as of the date of the final signature hereto.

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Joseph Kristul
Name: Nanotech Industries Inc.
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 8,113,116

CERTIFICATE OF VOTING CONTROL

I, Nanotech Industries Inc., the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Joseph Kristul
Name: Nanotech Industries Inc.
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 8,113,116

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Joel Cohen
Name: Joel Cohen
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 1,007,000

CERTIFICATE OF VOTING CONTROL

I, Joel Cohen, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Joel Cohen
Name: Joel Cohen
Common Stock Stockholder
Dated: October 21, 2014
NumberofSharesVoted:1,007,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Joseph Kristul
Name: Joseph Kristul.
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 2,740,465

CERTIFICATE OF VOTING CONTROL

I, Joseph Kristul, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Joseph Kristul
Name: Joseph Kristul.
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 2,740,465

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Maria Kristul
Name: Maria Kristul
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 100,000

CERTIFICATE OF VOTING CONTROL

I, Maria Kristul, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s /Maria Kristul
Name: Maria Kristul
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 100,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Gene Kristul
Name: Gene Kristul
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 875,604

CERTIFICATE OF VOTING CONTROL

I, Gene Kristul, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Gene Kristul
Name: Gene Kristul
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 875,604

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Jeannine Lumbroso
Name: Jeannine Lumbroso
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 1,950,000

CERTIFICATE OF VOTING CONTROL

I, Jeannine Lumbroso, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Jeannine Lumbroso
Name: Jeannine Lumbroso
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 1,950,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Alexander Averbach
Name: Alexander Averbach
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 1,422,500

CERTIFICATE OF VOTING CONTROL

I, Alexander Averbach, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Alexander Averbach
Name: Alexander Averbach
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 1,422,500

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Oleg Figovsky
Name: Oleg Figovsky
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 100,000

CERTIFICATE OF VOTING CONTROL

I, Oleg Figovsky, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Oleg Figovsky
Name: Oleg Figovsky
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 100,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Alex Trossman
Name: Alex Trossman
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 62,000

CERTIFICATE OF VOTING CONTROL

I, Alex Trossman, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Alex Trossman
Name: Alex Trossman
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 62,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Garett Parsons
Name: Garett Parsons
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 1,950,000

CERTIFICATE OF VOTING CONTROL

I, Garett Parsons, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Garett Parsons
Name: Garett Parsons
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 1,950,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Rafael Machkovsky
Name: Rafael Machkovsky
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 156,250

CERTIFICATE OF VOTING CONTROL

I, Rafael Machkovsky, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Rafael Machkovsky
Name: Rafael Machkovsky
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 156,250

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Darin Nellis
Name: Darin Nellis
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 565,355

CERTIFICATE OF VOTING CONTROL

I, Darin Nellis, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Darin Nellis
Name: Darin Nellis
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 565,355

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Leon Zigelman
Name: Leon Zigelman
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 165,000

CERTIFICATE OF VOTING CONTROL

I, Leon Zigelman , the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Leon Zigelman
Name: Leon Zigelman
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 165,000

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Michael Lieberman
Name: Michael Lieberman
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 573,350

CERTIFICATE OF VOTING CONTROL

I, Michael Lieberman, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Michael Lieberman
Name: Michael Lieberman
Common Stock Stockholder
Dated: October 21, 2014
Number of Shares Voted: 573,350

EXHIBIT B

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
FOR PROFIT NEVADA CORPORATIONS

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The Articles of Incorporation of Hybrid Coating Technologies Inc. are amended as follows:

1.	Article 4 of the Articles of Incorporation has been replaced in its entirety and shall henceforth with read as follows:

“Fourth. That the aggregate number of shares which this Corporation shall have the authority to issue is one hundred and fifty two million (152,000,000) shares, consisting of: (i) one hundred and fifty million (150,000,000) shares of Common stock with a par value of one tenth of one cent ($0.001) per share, (ii) one million (1,000,000) shares of Series A Preferred Stock with a par value of five hundred dollars ($500) per share, and (iii) one million (1,000,000) shares of Series B Preferred Stock with a par value of five hundred dollars ($500) per share. A description of the relative rights, voting power, preferences granted to, and restrictions imposed on each series of Preferred Stock are as set forth in this Article 4.

A. Series A Preferred Stock

The Shares of Series A Preferred Stock may be issued from time to time. The Board of Directors is hereby expressly authorized, by resolution adopted, to provide for the issue of any shares of Series A Preferred Stock. The Series A Preferred Stock shall bear the following characteristics:

          (i)            Any increase in the authorized share capital of the Series A Preferred Stock will require the consent of a majority of the holders of the Series A Preferred Stock;

          (ii)            The Series A Preferred Stock shall bear no voting rights;

          (iii)           The Series A Preferred Stock shall bear no dividend rights;

          (iv)           The Series A Preferred Stock shall bear no liquidation rights;

          (v)           The Series A Preferred Stock shall bear conversion rights and each Share of Series A Preferred Stock shall be convertible into a number of shares of common stock as is equal to the par value of the Series A Preferred Stock divided by the average closing price per share of common stock of the last 5 trading days immediately prior to conversion;

          (vi)           The Series A Preferred Stock shall be redeemable by the holder at any time prior to conversion, at a price per share equal to its par value; and

          (vii)          The Series A Preferred Stock shall be redeemable by the Corporation at any time prior to conversion, at a price per share equal to its par value.

          B. Series B Preferred Stock

The Shares of Series B Preferred Stock may be issued from time to time. The Board of Directors is hereby expressly authorized, by resolution, to provide for the issue of any shares of Series B Preferred Stock. The Series B Preferred Stock shall bear the following characteristics:

(i)           Any increase in the authorized share capital of the Series B Preferred Stock will require the consent of a majority of the holders of the Series B Preferred Stock;

(ii)          Holders of Series B Preferred Stock shall be entitled to cast 500 votes per share of Series B Preferred Stock, on all matters presented to be voted by the holders of the Company’s Common Stock, and shall vote along with the holders of the Company’s Common Stock on such matters;

(iii)         The Series B Preferred Stock shall bear no dividend rights;

(iv)          The Series B Preferred Stock shall bear no liquidation rights;

(v)           The Series B Preferred Stock shall bear no conversion rights; and

(vi)          The Series B Preferred Stock shall not be redeemable.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 50.37%.

4.	Signatures:

HYBRID COATING TECHNOLOGIES INC.

By: _________________
Joseph Kristul
President and CEO
, 2014